                                                                   Exhibit 10.25

                                                               [BOMBARDIER LOGO]

GUARANTY BY                                                           BOMBARDIER
CORPORATION                                                              CAPITAL
(MASTER GUARANTY)

          In consideration of, and in order to induce Bombardier Capital Inc. ("BCI") to extend credit to the dealers owned by, or affiliated with HOMEMAX, INC. as listed on Schedule A hereto, as amended from time to time by BCI upon notice to the undersigned (each a "Dealer" and collectively, "Dealers") the undersigned (each a "Guarantor" and collectively, jointly and severally, the "Guarantors") guarantee, jointly and severally, full and prompt payment to BCI of all obligations of each Dealer to BCI whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, which with respect to any Guarantor are incurred prior to the receipt by BCI of written notice of revocation of this Guaranty by such Guarantor, which notice of revocation shall not affect rights acquired by BCI against the notifying Guarantor prior to its receipt or any rights of BCI against any other Guarantor whenever arising, and each Guarantor agrees to indemnify BCI against and save it harmless from and against all loss, cost, liability and expense which BCI may incur or suffer by reason of any action so taken by it. This Guaranty is one of payment and not collectability. The liability of Guarantors hereunder shall be unlimited and shall continue, regardless of the payment, reduction, creation, or any change in the amount of obligations, and this Guaranty shall not be terminated by the absence, from time to time, of indebtedness to be guaranteed hereby, but shall apply equally to new indebtedness thereafter created.

          Prior to entering into agreements, at BCI's option, to extend credit to additional Dealers, BCI will send Guarantors a revised and amended Schedule A, from time to time. If a Guarantor does not agree with the amended Schedule(s), it must immediately notify BCI in writing of any objections and any objections shall only relate to the obligation of the objecting Guarantor and shall not effect the obligations of any other Guarantor. Failure by a Guarantor to notify BCI of its objections within seven (7) days shall constitute its acceptance of Schedule A, as amended.

          Each and every Guarantor waives presentment, protest, notice of acceptance of this Guaranty, notice of any loans made, extensions granted, or other action taken in reliance hereon and all demands and notices of every kind in connection with this guaranty or the obligations hereby guaranteed; assents to any renewal, extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and/or to the addition or release of any other person primarily or secondarily liable for the obligations guaranteed hereby; and it agrees to the provisions of the notes and/or other paper evidencing the obligations hereby guaranteed. Each and every Guarantor waives any claim or other right now existing or hereafter acquired against each Dealer, any other Guarantor or any other party, that arises from the performance of Guarantor's obligations under this Guaranty, including, without limitation, any right of reimbursement, recourse, subrogation, indemnity, exoneration, as well as any rights or remedies relating to any collateral security which BCI now has or hereafter may acquire. Each and every Guarantor further agrees that all liability under this Guaranty shall be primary, and that in any right of action which shall accrue to BCI under its agreements with any Dealer, BCI may, at BCI's option, notwithstanding any prior waiver or indulgences, proceed against one or more of the Guarantors and a Dealer or any Dealers, jointly and severally, and may proceed against one or more of the Guarantors without having commenced any action against or having obtained any judgment against any Dealer or any other Guarantor.

          In the event a Dealer or Dealers shall become involved in financial difficulty of any kind, of which contingency BCI shall be the sole judge, all of said indebtedness, liability, and obligations shall, at the option of BCI, become immediately due from and be forthwith paid by the Guarantors to BCI the same as though said debts, liabilities and obligations had matured by lapse of time.

          This Guaranty shall inure to the benefit of BCI and its successors and assigns and shall be binding upon each and every Guarantor and its successors and assigns.

          Guarantors agree to indemnify BCI and hold BCI harmless from and against all losses and expense, including legal fees, suffered or incurred by BCI as a result of claims to compel the return of any payment received by BCI from a Dealer or Dealers, or transfers for BCI's account of collateral, with respect to the obligations of a


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Dealer or Dealers guaranteed herein. The obligations of a Dealer or Dealers guaranteed herein shall be automatically reinstated if and to the extent BCI is compelled to return any payment by or on behalf of such Dealer or Dealers, and Guarantors agree to remain liable for such obligations even though the Guaranty may have been terminated and/or the agreements evidencing the debt canceled, together with all costs, expenses and reasonable attorneys' fees incurred in connection with the enforcement of this Guaranty.

          Guarantors agree to pay all of BCI's costs and expenses, including attorneys' fees and legal expenses incurred in connection with the enforcement of this Guaranty. This Guaranty can be altered only by a document or letter signed by a duly authorized representative of BCI and each and every Guarantor waives all rights to invoke any condition, promise or representation made by anyone which might have the effect of invalidating this Guaranty or of limiting its interests.

          Each and every Guarantor represents and warrants that it is a duly organized and validly existing corporation under the laws of the jurisdiction of its incorporation and that this Guaranty has been duly authorized, executed and delivered by such Guarantor and is enforceable against such Guarantor in accordance with its terms.

          Each and every Guarantor represents and warrants that it shares an identity of interest with Dealers as members of an affiliated and interdependent group of companies engaged in substantially similar businesses, and such Guarantor directly and indirectly benefits from credit extended by BCI to Dealers, which such Guarantor agrees constitutes adequate consideration for this Guaranty.

          IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed as of this 29th day of October, 1999.


WITNESS:

L. Curtis McCaskill, Jr.
--------------------------                     HOMEMAX, INC.

WITNESS:                                       By:  /s/ Matthew S. Massarelli
                                                   -----------------------------
--------------------------                     Name   Matthew S. Massarelli
                                               Title: President


STATE OF    North Carolina
         ----------------------
COUNTY OF   Wake
         ----------------------

          On this 29th day of October, 1999, before me personally appeared Matthew S. Massarelli of HomeMax, Inc., known by me to be the person who executed the foregoing instrument, and he/she duly acknowledged to me that he/she executed the same of his/her own free act and deed and the free act and deed, of HomeMax, Inc.
                                                 /s/ Patricia Murphy
                                                --------------------------------
                                                Notary Public

                                                My commission expires: 10/9/2002


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                                                            Date: ______________



                                  Schedule A to
                             GUARANTY BY CORPORATION
                             -----------------------



                                    Dealers:
                                    --------


                      HomeMax, Inc.

                      HomeMax North Carolina, Inc.

                      HomeMax South Carolina, Inc.

                      HomeMax Tennessee, Inc.

                      HomeMax Kentucky, LLC


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WITNESS:                                     HOMEMAX NORTH CAROLINA, INC.

 /s/ L. Curtis McCaskill, Jr.
------------------------------               By: /s/ Matthew S. Massarelli
                                                --------------------------------
                                             Name:    Matthew S. Massarelli
                                             Title:   President



WITNESS

------------------------------

STATE OF   North Carolina
         ---------------------
COUNTY OF  Wake
          --------------------

      On this 29th day of October, 1999, before me personally appeared
Matthew S. Massarelli of HomeMax North Carolina, Inc., known by me to be the person who executed the foregoing instrument, and he/she duly acknowledged to me that he/she executed the same of his/her own free act and deed and the free act and deed, of HomeMax North Carolina, Inc.

                                              /s/ Patricia Murphy
                                             ---------------------------------
                                             Notary Public

                                             My commission expires: 10/9/2002
                                                                    ---------

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WITNESS:                                     HOMEMAX SOUTH CAROLINA, INC.

 /s/ L. Curtis McCaskill, Jr.
------------------------------               By: /s/ Matthew S. Massarelli
                                                --------------------------------
                                             Name:    Matthew S. Massarelli
                                             Title:   President



WITNESS

------------------------------

STATE OF   North Carolina
         ---------------------
COUNTY OF  Wake
          --------------------

      On this 29th day of October, 1999, before me personally appeared
Matthew S. Massarelli of HomeMax South Carolina, Inc., known by me to be the person who executed the foregoing instrument, and he/she duly acknowledged to me that he/she executed the same of his/her own free act and deed and the free act and deed, of HomeMax South Carolina, Inc.

                                              /s/ Patricia Murphy
                                             ---------------------------------
                                             Notary Public

                                             My commission expires: 10/9/2002
                                                                   -----------








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WITNESS:                                     HOMEMAX TENNESSEE, INC.

 /s/ L. Curtis McCaskill, Jr.
------------------------------               By: /s/ Matthew S. Massarelli
                                                --------------------------------
                                             Name:    Matthew S. Massarelli
                                             Title:   President



WITNESS

------------------------------

STATE OF   North Carolina
         ---------------------
COUNTY OF  Wake
          --------------------

      On this 29th day of October, 1999, before me personally appeared
Matthew S. Massarelli of HomeMax Tennessee, Inc., known by me to be the person who executed the foregoing instrument, and he/she duly acknowledged to me that he/she executed the same of his/her own free act and deed and the free act and deed, of HomeMax Tennessee, Inc.

                                              /s/ Patricia Murphy
                                             ---------------------------------
                                             Notary Public

                                             My commission expires: 10/9/2002
                                                                   -----------


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WITNESS:                                     HOMEMAX KENTUCKY, LLC

 /s/ L. Curtis McCaskill, Jr.
------------------------------               By: /s/ Matthew S. Massarelli
                                                --------------------------------
                                             Name:    Matthew S. Massarelli
                                             Title:   President



WITNESS

------------------------------

STATE OF   North Carolina
         ---------------------
COUNTY OF  Wake
          --------------------

      On this 29th day of October, 1999, before me personally appeared
Matthew S. Massarelli of HomeMax Kentucky, LLC, known by me to be the person who executed the foregoing instrument, and he/she duly acknowledged to me that he/she executed the same of his/her own free act and deed and the free act and deed, of HomeMax Kentucky, LLC.

                                              /s/ Patricia Murphy
                                             ---------------------------------
                                             Notary Public

                                             My commission expires: 10/9/2002
                                                                    ----------